THE OSTERWEIS FUND LOGO








                                 ANNUAL REPORT
                                 MARCH 31, 1999

May 13, 1999


Dear Shareholders,

      We are pleased to report that for the first quarter of 1999 The Osterweis Fund had a total return of 12.74%, more than double the 4.98% total return of the Standard & Poor's 500 Index and far ahead of the 0.93% return earned by the average stock fund (as reported by THE WALL STREET JOURNAL). A number of stocks in our portfolio performed quite well in the quarter, vindicating our analysis of their longer-term prospects.

      We believe that in the current economic environment the most important thing we can do is focus on the dynamic effect that the changing fundamentals of individual companies may have on stock valuations. As long as inflation and interest rates remain low, the stocks of companies with solid growth prospects can carry lofty valuations. We work hard to differentiate between companies likely to suffer earnings disappointment and valuation contractions and those likely to enjoy earnings acceleration and an expanded valuation. We think this has proven to be more productive than trying to analyze the valuation of the market as a whole.

      Please call us if you have any questions.

                                                       Sincerely,


                                                       /s/ John S. Osterweis
                                                       John S. Osterweis

----------
The Osterweis Fund's annualized total return from its inception on October 1, 1993 through March 31, 1999 was 16.9%. The annualized return for the five year period ending on March 31, 1999 was 18.0%. The twelve months ending March 31, 1999 showed a total return of 17.2%. Results shown are past performance, which should not be regarded as an indicator of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. The Osterweis Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ 85018.

                             THE OSTERWEIS FUND LOGO

                           Average Annual Total Return
                           Period Ended March 31, 1999
                         1 Year.................. 10.94%
                         5 Year.................. 17.02%
                         Since Inception (5/1/96) 12.09%

                  Quarter      The Osterweig Fund     S & P 500
                  -------      ------------------     ---------
                  10/4/93           10,000              10,000
                 12/31/93           10,444              10,179
                  3/31/94           10,304               9,789
                  6/30/94           10,355               9,824
                  9/30/94           10,761              10,313
                 12/31/94           10,323              10,309
                  3/31/95           10,707              11,312
                  6/30/95           11,401              12,391
                  9/30/95           12,106              13,375
                 12/31/95           11,849              14,178
                  3/31/96           12,376              14,942
                  6/30/96           12,991              15,602
                  9/30/96           13,269              16,091
                 12/31/96           13,758              17,438
                  3/31/97           13,812              17,900
                  6/30/97           15,903              21,019
                  9/30/97           17,351              22,596
                 12/31/97           17,645              23,252
                  3/31/98           20,134              26,494
                  6/30/98           20,264              27,352
                  9/30/98           16,982              24,638
                 12/31/98           20,931              29,896
                  3/31/99           23,596              31,374

Past performance is not predictive of future performance.

The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 is unmanaged and returns include reinvested dividends.

                             THE OSTERWEIS FUND LOGO

SCHEDULE OF INVESTMENTS AT MARCH 31, 1999
--------------------------------------------------------------------------------
  Shares    COMMON STOCKS: 85.8%                                    Market Value
--------------------------------------------------------------------------------
            BEVERAGES - ALCOHOLIC: 3.3%
  10,800    Anheuser-Busch Companies, Inc.........................  $   822,825
                                                                    -----------

            BUSINESS SERVICES: 5.6%
  23,666    A.C. Nielsen Corp.....................................      641,940
  45,000    Convergys Corp........................................      770,625
                                                                    -----------
                                                                      1,412,565
                                                                    -----------
            CASINO - HOTELS: 2.3%
  17,490    MGM Grand, Inc........................................      588,101
                                                                    -----------

            CONSUMER PRODUCTS: 5.5%
  11,400    Kimberly-Clark Corp...................................      546,488
  54,000    Playtex Products, Inc.*...............................      816,750
                                                                    -----------
                                                                      1,363,238
                                                                    -----------
            COSMETICS: 3.5%
  18,480    Avon Products, Inc....................................      869,715
                                                                    -----------

            ENERGY: 2.5%
  42,729    Snyder Oil Corp.......................................      632,923
                                                                    -----------

            FINANCIAL SERVICES: 5.3%
  18,800    Associates First Capital Corp., Class A...............      846,000
  14,900    GATX Corp.............................................      490,769
                                                                    -----------
                                                                      1,336,769
                                                                    -----------
            INDEPENDENT POWER PRODUCER:  5.6%
  38,400    Calpine Corp..........................................    1,399,200
                                                                    -----------

            MANUFACTURING - DIVERSIFIED: 2.8%
  28,000    Owens-Illinois, Inc...................................      700,000
                                                                    -----------

See accompanying Notes to Financial Statements.

                             THE OSTERWEIS FUND LOGO

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
            MEDIA AND BROADCASTING: 9.0%
  29,119    CBS Corp.*............................................  $ 1,192,059
  12,500    Scandinavian Broadcasting System SA*..................      401,563
  23,400    Westwood One, Inc.*...................................      666,900
                                                                    -----------
                                                                      2,260,522
                                                                    -----------
            MEDICAL: 1.8%
  20,000    HCR Manor Care, Inc.*.................................      456,250
                                                                    -----------

            NEWSPAPERS AND PUBLISHING: 2.2%
  40,100    Primedia, Inc.*.......................................      561,400
                                                                    -----------

            OIL FIELD SERVICES: 3.1%
 108,000    Newpark Resources, Inc.*..............................      783,000
                                                                    -----------

            PHARMACEUTICAL: 3.8%
  17,000    Forest Laboratories, Inc.*............................      958,375
                                                                    -----------

            REAL ESTATE: 2.0%
  23,800    Crescent Real Estate Equities Company.................      511,700
                                                                    -----------

            REMEDIATION SERVICES: 5.7%
 110,405    International Technology Corp.*.......................    1,421,464
                                                                    -----------

            RETAIL: 6.0%
  85,500    Sunglass Hut International, Inc.*.....................      897,750
   9,704    Tandy Corp............................................      619,237
                                                                    -----------
                                                                      1,516,987
                                                                    -----------
            SUPER-REGIONAL BANKS - US: 2.7%
   9,500    BankAmerica Corp......................................      670,937
                                                                    -----------

            TELECOMMUNICATIONS: 13.1%
  15,320    Cellular Communications of Puerto Rico, Inc.*.........      413,640
  15,320    CoreComm, Ltd.*.......................................      563,010

See accompanying Notes to Financial Statements.

                             THE OSTERWEIS FUND LOGO

--------------------------------------------------------------------------------
  Shares                                                           Market Value
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS, CONTINUED
  10,000    Echostar Communications Corp.*........................  $   816,250
  18,267    NTL Inc.*.............................................    1,486,477
                                                                    -----------
                                                                      3,279,377
                                                                    -----------
            Total Common Stocks (cost $12,595,525)................   21,545,348
                                                                    -----------

 Principal  U.S. GOVERNMENT AND
  Amount    GOVERNMENT AGENCY OBLIGATIONS: 6.3%
--------------------------------------------------------------------------------
$ 500,000   FFCB, 4.77%, 7/1/1999.................................      499,750
  500,000   FFCB, 4.62%, 8/2/1999.................................      499,618
  600,000   FHLB, 4.70%, 9/15/1999................................      586,844
                                                                    -----------
            Total U.S. Government and
            Government Agency Obligations  (cost $1,586,844)......    1,586,212
                                                                    -----------

            CONVERTIBLE CORPORATE BONDS: 1.1%
--------------------------------------------------------------------------------
  414,000   Kelley Oil & Gas Partners, 7.875%, 12/15/1999
              (cost $382,862).....................................      281,520
                                                                    -----------

            REPURCHASE AGREEMENT: 9.0%
--------------------------------------------------------------------------------
2,256,000   Firstar Bank Repurchase Agreement,  3.50%,
            dated 3/31/1999, due 4/1/1999, collateralized
            by $2,302,156 GNMA, 5.63%, due 2/28/2001 (value
            of proceeds $2,256,216) (cost $2,256,000).............    2,256,000
                                                                    -----------

            Total Investment in Securities (cost
              $16,821,231+): 102.2%...............................   25,669,080
            Liabilities in excess of Other Assets: (2.2)%.........     (543,437)
                                                                    -----------
            TOTAL NET ASSETS: 100.0% .............................  $25,125,643
                                                                    ===========

*Non-income producing security.

+At March 31, 1999, the cost of securities for Federal tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation of securities were as follows:

    Gross unrealized appreciation.................................  $ 9,036,266
    Gross unrealized depreciation.................................     (188,417)
                                                                    -----------
      Net unrealized appreciation.................................  $ 8,847,849
                                                                    ===========

See accompanying Notes to Financial Statements.

                             THE OSTERWEIS FUND LOGO

STATEMENT OF ASSETS AND LIABILITIES AT MARCH 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $16,821,231) ........    $25,669,080
  Cash ..........................................................            901
  Dividends and interest receivable .............................         17,883
  Other .........................................................             42
                                                                     -----------
      Total assets ..............................................     25,687,906
                                                                     -----------

LIABILITIES
  Payables:
    Advisory fees ...............................................         20,454
    Administration fee ..........................................          4,094
    Investment securities purchased .............................        500,000
  Accrued expenses ..............................................         37,715
                                                                     -----------
      Total liabilities .........................................        562,263
                                                                     -----------

NET ASSETS ......................................................    $25,125,643
                                                                     ===========

  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($25,125,643/1,398,520 shares outstanding;
    unlimited number of shares authorized without par value) ....    $     17.97
                                                                     ===========

COMPONENTS OF NET ASSETS
  Paid-in capital ...............................................    $14,835,783
  Undistributed net realized gain on investments ................      1,442,011
  Net unrealized appreciation on investments ....................      8,847,849
                                                                     -----------
    Net assets ..................................................    $25,125,643
                                                                     ===========

See accompanying Notes to Financial Statements.

                             THE OSTERWEIS FUND LOGO

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED MARCH 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends ..................................................    $   165,882
    Interest ...................................................        130,083
    Other ......................................................         15,289
                                                                    -----------
      Total income .............................................        311,254
                                                                    -----------
  Expenses
    Advisory fees ..............................................        209,803
    Administration fee .........................................         41,960
    Audit fees .................................................         35,860
    Accounting fees ............................................         21,088
    Reimbursed expenses ........................................         12,676
    Transfer agent fees ........................................         11,004
    Custody fees ...............................................         10,519
    Trustee fees' ..............................................          6,038
    Reports to shareholders ....................................          4,806
    Legal fees .................................................          4,013
    Amortization of deferred organization costs ................          3,888
    Miscellaneous ..............................................          3,008
    Registration fees ..........................................          2,513
                                                                    -----------
      Total expenses ...........................................        367,176
                                                                    -----------
        NET INVESTMENT LOSS ....................................        (55,922)
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions .................      2,972,398
  Net change in unrealized appreciation on investments .........        591,074
                                                                    -----------
      Net realized and unrealized gain on investments ..........      3,563,472
                                                                    -----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...    $ 3,507,550
                                                                    ===========
See accompanying Notes to Financial Statements.

                             THE OSTERWEIS FUND LOGO

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                      Year             Year
                                                      Ended            Ended
                                                 March 31, 1999   March 31, 1998
                                                 --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment (loss) income .................  $    (55,922)    $     24,156
  Net realized gain from security transactions .     2,972,398        1,814,280
  Net change in unrealized appreciation on
    investments ................................       591,074        5,323,212
                                                  ------------     ------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ..........................     3,507,550        7,161,648
                                                  ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................          (123)         (57,823)
  Net realized gain from security transactions .    (1,971,361)      (1,810,405)
                                                  ------------     ------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........    (1,971,484)      (1,868,228)
                                                  ------------     ------------

CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net
    change in outstanding shares (a) ...........     1,148,695          597,520
                                                  ------------     ------------
    TOTAL INCREASE IN NET ASSETS ...............     2,684,761        5,890,940

NET ASSETS
  Beginning of year ............................    22,440,882       16,549,942
                                                  ------------     ------------
END OF YEAR ....................................  $ 25,125,643     $ 22,440,882
                                                  ============     ============

(a) A summary of capital shares transactions is as follows:

                                        Year                      Year
                                        Ended                     Ended
                                   March 31, 1999            March 31, 1998
                             ------------------------   ------------------------
                               Shares       Value        Shares        Value
                               ------       -----        ------        -----
Shares sold ..............    107,134    $ 1,798,786     107,150    $ 1,649,762
Shares issued in
  reinvestment of
  distribution ...........    130,725      1,936,033     127,199      1,834,205
Shares redeemed ..........   (160,144)    (2,586,124)   (198,090)    (2,886,447)
                             --------    -----------    --------    -----------
Net increase .............     77,715    $ 1,148,695      36,259    $   597,520
                             ========    ===========    ========    ===========

See accompanying Notes to Financial Statements.

                             THE OSTERWEIS FUND LOGO

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR

-------------------------------------------------------------------------------------------
                                                           Year Ended March 31,

                                             1999      1998      1997      1996      1995
-------------------------------------------------------------------------------------------
Net asset value, beginning of year........  $16.99    $12.88    $11.74    $10.33    $10.28
Income from investment operations:
   Net investment (loss) income ..........   (0.04)     0.02      0.08      0.12      0.28
   Net realized and unrealized
      gain on investments ................    2.62      5.61      1.27      1.48      0.11
                                            ------    ------    ------    ------    ------
Total from investment operations..........    2.58      5.63      1.35      1.60      0.39
                                            ------    ------    ------    ------    ------
Less distributions:
   From net investment income.............    0.00     (0.05)    (0.08)    (0.19)    (0.25)
   From net capital gains ................   (1.60)    (1.47)    (0.13)     0.00     (0.09)
                                            ------    ------    ------    ------    ------
Total distributions.......................   (1.60)    (1.52)    (0.21)    (0.19)    (0.34)
                                            ------    ------    ------    ------    ------
Net asset value, end of year .............  $17.97    $16.99    $12.88    $11.74    $10.33
                                            ======    ======    ======    ======    ======

Total return .............................   17.20%    45.77%    11.60%    15.59%     3.91%

Ratios/supplemental data:
Net assets, end of year (millions)........  $ 25.1     $ 22.4    $ 16.5   $ 16.9    $  9.8
Ratio of expenses to average net assets:
   Before expense reimbursement/
     recoupment...........................    1.69%     1.67%     1.75%     1.77%     2.32%
   After expense reimbursement/
     recoupment...........................    1.75%     1.75%     1.75%     1.75%     1.74%
Ratio of net investment (loss) income to
   average net assets:
   Before expense reimbursement/
     recoupment...........................   (0.21)%    0.21%     0.63%     1.47%     2.74%
   After expense reimbursement/
     recoupment...........................   (0.27)%    0.13%     0.63%     1.49%     3.32%
Portfolio turnover rate ..................   31.19%    26.27%    41.30%    57.32%    28.65%

See accompanying Notes to Financial Statements.

                             THE OSTERWEIS FUND LOGO

NOTES TO FINANCIAL STATEMENTS AT MARCH 31, 1999
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     The Osterweis Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on October 1, 1993. The investment objective of the Fund is to attain long-term total returns. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended March 31, 1999, Osterweis Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor

                             THE OSTERWEIS FUND LOGO

--------------------------------------------------------------------------------

furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended March 31, 1999, the Fund incurred $209,803 in Advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.75% of average net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to reimbursement by the Fund within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable limitations. For the year ended March 31, 1999, the Advisor recouped $12,676 of such expenses it previously reimbursed to the Fund, and the remaining contingent amount reimbursable to the Advisor totaled $41,205.

     Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million         $30,000
     $15 to $50 million        0.20% of average daily net assets
     $50 to $100 million       0.15% of average daily net assets
     $100 to $150 million      0.10% of average daily net assets
     Over $150 million         0.05% of average daily net assets

     For  the  year  ended  March  31,  1999,  the  Fund  incurred   $41,960  in
Administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor. As of March 31, 1999, the Fund shares owned by the Fund's Advisor and its affiliates totaled 210,514 shares, out of 1,398,520.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than U.S. Government and Government Agency obligations and short-term investments, for the year ended March 31, 1999, were $6,061,847 and $8,684,695, respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To The Shareholders of
The Osterweis Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of The Osterweis Fund (the "Fund"), a series of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 1995 were audited by other auditors whose report dated May 16, 1995 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the 1996 through 1999 financial highlights referred to above present fairly, in all material respects, the financial position of The Osterweis Fund as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.


                                                    /s/ Ernst & Young LLP

Los Angeles, California
May 7, 1999

                                     ADVISOR
                       Osterweis Capital Management, Inc.
                          One Maritime Plaza, Suite 800
                         San Francisco, California 94111

                                   ----------

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                   ----------

                                    CUSTODIAN
                               Firstar Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                   ----------

                                 TRANSFER AGENT
                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                                   ----------

                              INDEPENDENT AUDITORS
                                Ernst & Young LLP
                            725 South Figueroa Street
                          Los Angeles, California 90017

                                   ----------

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.